Inventories	12 Months Ended
Dec. 31, 2020
Inventories [Abstract]
Inventories	Inventories:

	December 31, 2020	December 31, 2019
Raw materials and consumables	$11,879	$12,848
Work-in-progress	8,330	9,848
Finished goods	3,746	3,222
Service inventory	4,567	4,180
	$28,522	$30,098

In 2020, the amount of raw materials and consumables, finished goods and work-in-progress recognized as cost of product and service revenues amounted to $49,710,000 (2019 - $47,559,000).
In 2020, the write-down of inventories to net realizable value amounted to $1,888,000 (2019 - $2,985,000) and the reversal of previously recorded write-downs amounted to $434,000 (2019 - $609,000), resulting in a net write-down of $1,454,000 (2019 - $2,376,000). In addition, $nil of inventory write down was charged to program expense (2019 – $143,000). Write-downs and reversals are included in either cost of product and service revenues, or research and product development expense, depending on the nature of inventory.